                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported)  February 14, 2001
                                                       ---------------------



                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


--------------------------------------------------------------------------------
          DELAWARE                        0-32357                75-2890997
------------------------------- -------------------------- ---------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)
--------------------------------------------------------------------------------



                     5225 S. Loop 289, Lubbock, Texas 79424
                     --------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



      (Registrant's Telephone Number, Including Area Code)  (806) 722-1100
                                                          ------------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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         This Amendment No. 2 amends the current Report (the "Report") on Form
8-K which was filed on February 28, 2001 and was amended by the first amendment to the Report filed on Form 8-K/A on April 30, 2001. This Amendment No. 2 is being filed solely for the purpose of correcting clerical errors.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)      FINANCIAL STATEMENT OF BUSINESSES ACQUIRED:

         The Roberts Consolidated Financial Statements were previously filed as
         Exhibit 99.2 to Alamosa Holdings, Inc.'s Amendment to Current Report on Form 8-K filed April 30, 2001.

         The WOW Consolidated Financial Statements were previously filed as
         Exhibit 99.3 to Alamosa Holdings, Inc.'s Amendment to current report on Form 8-K filed April 30, 2001.


(b)      PRO FORMA FINANCIAL INFORMATION:

         Pro forma financial information is attached as Exhibit 99.4 hereto.


(c)      EXHIBITS:

         2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to

                  Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to
                  Exhibit 2.2 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001). *

         2.4 Rights Agreement, dated as of February 14, 2001 by and between Alamosa Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock attached as Exhibit A thereto and the form of Rights Certificate attached as Exhibit B thereto (incorporated by reference to Exhibit 2.4 to Alamosa Holdings, Inc.'s Registration Statement on Form 8-A, filed February 14, 2001).*

         99.1 Press Release issued by Alamosa Holdings, Inc. on February 14, 2001.**

         99.2     Roberts Wireless Communications, L.L.C. Financial
                  Statements.**

         99.3     Washington Oregon Wireless, LLC Financial Statements.**

         99.4     Pro Forma Financial Information.

         99.5     Consent of Aldrich, Kilbride and Tatone LLP.**

         99.6     Consent of Melman, Alton & Co., L.L.C.**









------------------------------
*   Incorporated by reference.
**  Previously filed.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated: May 2, 2001


                                            ALAMOSA HOLDINGS, INC.



                                            By:  /s/ Kendall W. Cowan
                                                 ------------------------------
                                                 Name:  Kendall W. Cowan
                                                 Title: Chief Financial Officer

                                    EXHIBITS


         2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to
                  Exhibit 2.2 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).*

         2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001). *

         2.4 Rights Agreement, dated as of February 14, 2001 by and between Alamosa Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent, including the form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock attached as Exhibit A thereto and the form of Rights Certificate attached as Exhibit B thereto (incorporated by reference to Exhibit 2.4 to Alamosa Holdings, Inc.'s Registration Statement on Form 8-A, filed February 14, 2001).*

         99.1 Press Release issued by Alamosa Holdings, Inc. on February 14, 2001.**

         99.2     Roberts Wireless Communications, L.L.C. Financial
                  Statements.**

         99.3     Washington Oregon Wireless, LLC Financial Statements.**

         99.4     Pro Forma Financial Information.

         99.5     Consent of Aldrich, Kilbride and Tatone LLP.**

         99.6     Consent of Melman, Alton & Co., L.L.C.**








------------------------------
*   Incorporated by reference.
**  Previously filed.